Other income	12 Months Ended
Dec. 31, 2022
Other income
Other income

15. Other income

Under a grant agreement with Eurostars/Innosuisse the Group is required to complete specific research activities within a defined period of time. The Group’s funding is fixed and received based on the satisfactory completion of the agreed research activities and incurring the related costs.

The Group was awarded a grant by Eurostars/Innosuisse in 2019 for CHF 0.5 million of which CHF 0.38 million were paid as of December 31, 2022 and CHF 0.12 million in February 2023. As of December 31, 2022 the Group recognized CHF 0.12 million as other receivables (CHF 0.13 million as of December 31, 2021). For the year ended December 31, 2022, the amount recognized in other income is nil (CHF 0.2 million for the years ended December 31, 2021 and 2020 respectively).

The Group additionally recognized other income from IT consultancy agreements.